Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2014 (the “Report”) of Immucor, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I certify, to the best of my knowledge, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

January 13, 2015	/s/ William A. Hawkins
William A. Hawkins
Chief Executive Officer
(Principal Executive Officer)